Exhibit 99.1

Transforming Discovery of Therapeutics and Materials March 23, 2021

Cautionary Note and Disclaimer This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this presentation, including, without limitation, statements regarding the potential advantages of our physics-based computational platform, our strategic plans to accelerate the growth of our software business, our research and development efforts for our internal drug discovery programs and our computational platform, the initiation, timing, progress, and results of our internal drug discovery programs or the drug discovery programs of our collaborators, our plans to discover and develop product candidates and to maximize their commercial potential by advancing such product candidates ourselves or in collaboration with others, our plans to leverage the synergies between our businesses, our outlook for the fiscal year ended December 31, 2021, our expectations regarding our ability to fund our operating expenses and capital expenditure requirements with our cash, cash equivalents, and marketable securities, our marketing capabilities and strategy, and our expectations related to the key drivers of our performance, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of these words or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Actual results may differ materially from those described in the forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and factors that are beyond our control, including those risks detailed under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including the Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on March 4, 2021, as well as future filings and reports by us. Except as required by law, we undertake no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events, changes in expectations or otherwise. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys, and studies conducted by third parties as well as our own estimates of potential market opportunities. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Neither Schrödinger nor its affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertakes to update such data after the date of this presentation. 2

Schrödinger We are transforming the way therapeutics and materials are discovered We have developed an industry-leading physics-based computational platform that enables discovery of high-quality molecules for drug development and materials applications faster than traditional methods, at a lower cost, and with a higher likelihood of success Software Business Preclinical Drug Discovery & Materials Design Drug Discovery Business Collaborative Programs Internal Pipeline ~1,450 customers worldwide(1) ~25 programs (1) Active customers as of Dec 31, 2020. We define active customers as the number of customers who had an ACV of at least $1,000 in a given fiscal year. 3

Designing drugs is extremely hard! Lengthy, capital-intensive, and prone to high failure rates Need to identify a molecule that balances a large number of anti-correlated properties: • Potency • Bioavailability • Drug-drug interactions • Selectivity • Clearance / half-life • Synthesizability • Solubility • Permeability • Toxicity (1) Based on average, industry-wide success rates 4

Designing drugs is extremely hard!

Lengthy, capital-intensive, and prone to high failure rates

Need to identify a molecule that balances a large number of anti-correlated properties:

- Potency
- Selectivity
- Solubility
- Bioavailability
- Clearance / half-life
- Permeability
- Drug-drug interactions
- Synthesizability
- Toxicity



...

Potency	✓	✗	✓	✗	✓	✓
Selectivity	✗	✓	✓	✓	✗	✓
Solubility	✗	✗	✗	✓	✓	✗
Clearance	✗	✗	✗	✗	✗	✗
Permeability	✗	✗	✗	✗	✗	✗

2/3rd of programs never succeed in delivering an IND(1)

SCHRÖDINGER.

(1) Based on average, industry-wide success rates

5

Drug discovery – vision for the future If we could calculate all the properties with perfect accuracy, designing drugs would have a higher success rate, be faster and cheaper, and would produce higher-quality molecules “All” Select THE synthesizable best molecule molecules    Potency    Selectivity    Solubility    Clearance    Permeability    Drug-Drug Interactions    Synthesizability    Toxicity    6

Potential solutions to the drug discovery problem Decades long challenge – two major approaches: • Knowledge-based machine learning (often referred to as AI) • If AI can beat humans at chess and Go, recognize faces in photos, autonomously drive cars, can it be used to design drugs? • Rigorous, first principles physics-based modeling • Requires deep understanding of the physics underlying highly complex molecular interactions 7

Physics-based methods required to capture complexity of molecular properties â^†G = â^†G(1) + â^†G(2) + â^†G(3) + â^†G(4) + â^†G(5) bind â^†G = â^†H – Tâ^†S (free energy = enthalpy minus temperature times entropy) 8

Schrödinger platform combines accuracy of physics with speed of machine learning Enables ultra-large scale exploration of chemical space 1 1,000 DAY Train machine random molecules learning model 1 billion FEP+ molecules 1–2 Score DAYS 1 billion molecules using FEP+ ML model ~8 molecules that Synthesize 1-2 Top 5,000 advance the 10 DAYS molecules program molecules enriched in “good” molecules 9

Demonstrated benefits of Schrödinger drug discovery platform

Reduces time and cost and increases quality vs. traditional drug design

Traditional Drug Design

- Manual molecule design
- ~5,000 molecules synthesized and tested over ~4 – 6 years


Drug development
candidate with
Property issues
Hit Discovery
Hit-to-Lead
Lead Optimization
!

SCHRÖDINGER.


Hit Discovery
Hit-to-Lead
Lead Optimization
Drug development
candidate with
Optimal property profile

- Billions of molecules tested in computational assays
- ~1,000 molecules synthesized and tested over ~2 – 3 years

SCHRÖDINGER. 10

Drug Discovery

Our strategy: Expand and advance collaborative and internal drug discovery programs • Apply our latest technologies to the discovery of small molecules and biologics • Add new collaborations that offer scientific synergies • Maximize the value and commercial opportunities generated by program IP • Advance our wholly-owned programs into clinical development ourselves or in partnership to maximize success and commercial opportunities 12

Broad pipeline of collaborative programs[1][2]

Programs Progressed by Collaborator

Collaborator	Indication	Status
agios	Oncology	FDA Approved
	Oncology	FDA Approved
AJAX	Oncology	Discovery
	Oncology	Discovery
BRIGHT ANGEL THERAPEUTICS	Antifungal	Discovery
FAXIAN THERAPEUTICS	Undisclosed	Discovery
MORPHIC THERAPEUTIC	Fibrosis	IND Enabling
	Inflammatory Bowel Diseases	Phase 1
	Undisclosed no. of add'l programs	–
NIMBUS THERAPEUTICS	Metabolic Diseases	Phase 2[3]
	Autoimmune Disease	Phase 1
	Immuno-oncology	IND Enabling
	Oncology	Discovery
	Oncology	Discovery
	Undisclosed no. of add'l programs	–

Collaborator	Indication	Status
ONO PHARMACEUTICAL	Undisclosed	IND Enabling
Undisclosed	Oncology/Metabolic Disease	IND Enabling
PETRA PHARMA	Oncology/Metabolic Disease	Discovery[4]
SANOFI	Autoimmune Disease	Phase 1
	Autoimmune Disease	Discovery
	Oncology	Discovery
硕迪 SHOUTI	Cardiopulmonary Diseases	IND Enabling
	Metabolic Diseases	IND Enabling
sparc	Oncology	Discovery
TB ALLIANCE	Tuberculosis	Discovery

Programs Progressed by Schrödinger

Takeda	Neurodegenerative Disease	Discovery
	Oncology	Discovery

(1) As of March 2021. Based on publicly available information or information disclosed to us. Excludes programs from any undisclosed collaborations.
(2) With the exception of Takeda, where we retain all intellectual property rights until Takeda exercises its option to acquire a program, all of the programs being pursued under these collaborations are fully owned and controlled by each respective collaborator. (3) Acquired by Gilead Sciences, Inc. (4) Petra was acquired by a third party in May 2020.

SCHRÖDINGER. 13

Internal drug discovery programs    14

MALT1 inhibitors are additive to covalent and non-covalent BTK inhibitors


B-Cell Receptor (BCR)
SYK
imbruvica (ibrutinib)
CALQUENCE
Brukinsa
BTK
BCL 10
CARD 11
MALT1
SCHRÖDINGER
MALT1 Inhibitor
Scaffold Function
Protease Function
IKK complex
Substrate cleavage
NUCLEUS
IκBα
NF-κB
NF-κB
Activation
Proliferation
Survival

- MALT1 is one of the key regulators of physiological antigen receptor signalling in B cells and T cells, also the only component of the CARMA1-BCL10-MALT1 (CBM) signalosome which has proteolytic activity
- 30-40% of DLBCL patients experience progression or relapse following R-CHOP treatment
- Mutations that trigger constitutive MALT1 protease activity and MALT1 fusions with cellular inhibitor of apoptosis (cIAP) are associated with aggressive forms of non Hodgkin B-cell lymphoma avage *in vivo*.
- Our data suggest that targeting MALT1 may expand therapy options for patients with selected B-cell lymphomas, such as ABC-DLBCL

SCHRÖDINGER.
Studies conducted using versions of Ibrutinib, Acalabrutinib, and ARQ-531 synthesized by third-party contract research chemists, using publicly available information
15

MALT1: Anti-tumor potency as single agent in mouse model Tumor growth inhibition in an OCI-LY3 CDX Xenograph model Dose responsive changes in BCL-10 cleavage and serum IL-10 confirm NF-Kappa Tumor Uncleaved BCL10 Plasma IL-10 16

MALT1: Potent anti-tumor effects observed in combination with ibrutinib or venetoclax SDGR molecule + ibrutinib drives significant reduction in tumor volume in animal model compared to either therapy alone    Similar results with venetoclax through at least 28 days post-treatment

CDC7 & WEE1 target cancer through replication stress and DNA repair mechanisms • Cancer cells depend on checkpoint kinases to repair DNA damage and adapt to genotoxic stress • Inhibition of these kinases leaves cancer cells vulnerable to failed DNA damage repair and high levels of replication stress, failure of cell division, and cell death • Combining multiple DNA damage response mechanisms can heighten damage and lead to durable anti-proliferative efficacy    18

CDC7 inhibitors show additive anti-proliferative effects with PARP inhibitors • We have identified tight-binding, selective, novel CDC7 inhibitor series • When combined with olaparib or other cell cycle inhibitors, our CDC7 inhibitors resulted in additive anti-proliferative effects in human non-small-cell lung cancer H460 cells and at least one other solid tumor cell line Combination of SDR-3066 and olaparib showing synergy in H460 lung cancer cells    CDC7 biochemical assay data SDR-3814 Reference 1 Reference 2 Reference 3 T Studies conducted using versions of clinical references and olaparib synthesized by third-party contract research chemists, using publicly available information 19

CDC7 inhibitors show additive anti-proliferative effects in AML models • Our novel CDC7 inhibitor series combined with venetoclax, a BCL2 inhibitor, resulted in additive anti-proliferative effects in human acute myeloid leukemia cells. Combination of SDR-7657 and venetoclax showing synergy in AML cells SDR-7657 (nM) ðš«-41 20

WEE1 inhibitors have optimized selectivity and physicochemical properties

- Existing WEE1 inhibitors inhibit polo-like kinase 1 (PLK1). We have identified lead molecules that achieve ~100-fold greater selectivity versus PLK1 relative to AZD1775
- Using Protein FEP+ technology we rapidly achieved very high level of broad kinome selectivity for multiple lead series
- Lead molecules from our chemical series show no CYP3A4 TDI liability and exhibit favorable ADME/DMPK properties

AZD-1775

Wee1 IC_{50} 0.25nM
OVCAR3 CTG, EC_{50} 330nM


JAK3
JAK2
YSK4
TKL
TK
STE
EPHB6
PLK1
PLK2
PLK3
CK1
GAK
OTHER
AGC
WEE1
WEE2
GCN2
CMGC
CAMK

SDR-7995

Wee1 IC_{50} 0.06nM
OVCAR3 CTG, EC_{50} 90nM


TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK

SDR-7778

Wee1 IC_{50} 0.8nM
OVCAR3 CTG, EC_{50} 190nM


TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK

SCHRÖDINGER.

Studies conducted using versions of AZD1775 synthesized by third-party contract research chemists, using publicly available information

21

Rapidly progressing pipeline • Internal deployment of physics-based methods has accelerated the advancement of our programs • Building capabilities to support our clinical program execution • Anticipate advancing IND-enabling studies to support up to three IND applications next year* • First IND submission expected in H1 2022 • Expanding into additional disease areas and expect to initiate new programs this year    *IND: Investigational New Drug 22

Key Financials 23

Strong operating momentum across the business Revenue ($M) $108.1 $15.6 $85.5 $18.8 $66.6 $6.8 $92.5 $66.7 $59.9 2018 2019 2020 Year Continued momentum in 2020 • Total revenue of $108.1 million, 26% y/y growth • Software revenue of $92.5 million, 39% y/y growth Strong cash position to advance the business • $643.2 million in cash* at Dec. 31st 2020 • $16.8 million in net cash generated from operating activities in 2020    * Cash, cash equivalents, restricted cash and marketable securities. In February 2020, we received net proceeds of $209.6M from our IPO after deducting underwriting discounts, commissions, 24 and offering expenses. In August 2020, we received net proceeds of $325.6M from our follow-on public offering after deducting underwriting discounts, commissions, and offering expenses.

Key performance indicators show strength of software business • Software annual contract value (ACV) was $92.1 million in 2020, • 16 customers with >$1 million in ACV in 2020 vs. 10 in 2019 • 153 customers with >$100,000 in ACV in 2020 vs. 131 in 2019 • Customer retention in this cohort was 99% in 2020 Total Annual Contract Value (ACV) ($M) 2013-2020 CAGR: 16% $92 $76 $64 $51 $54 $39 $41 $32 2013 2014 2015 2016 2017 2018 2019 2020 Customers with 153 2013-2020 CAGR: 12% 122 131 103 87 76 78 71 2013 2014 2015 2016 2017 2018 2019 2020 Customers with ACV >$1M* 2013-2020 CAGR: 27% 16 11 10 8 9 5 3 4 2013 2014 2015 2016 2017 2018 2019 2020 *For the fiscal year ended December 31, 2020, we had two customers with an ACV between $950,000 and $1,000,000, which is not included in the chart above; we had 3 25 such customers for the fiscal year ended December 31, 2019 and 1 such customer for the fiscal year ended December 31, 2016.

Driving value from our collaborations and partnerships Equity positions in our collaborators and co-founded companies(1)(4) Company Equity Ajax Therapeutics, Inc. 8.7% Bright Angel Therapeutics Inc. 33.3% Faxian Therapeutics, LLC (JV) 50.0% Morphic Holding, Inc.(2) 2.6% Nimbus Therapeutics, LLC(3) 6.9% Ravenna Pharmaceuticals, Inc. 3.1% ShouTi Inc. 6.1% Revenue generation: Research fees, discovery and clinical milestones and potential future commercial milestones and single-digit royalties from many of these programs Equity value: Received over $50 million in cash distributions from equity in Nimbus and Petra* Morphic and Relay IPOs led to significant equity gains 1. Equity stakes in our collaborators on an issued and outstanding basis as of December 31, 2020, except as noted otherwise 2. Based on the number of shares of common stock outstanding as of February 24, 2021, as reported on Morphic’s Annual Report on Form 10-K, for the year ended December 31, 2020, as filed with the SEC on March 1, 2021 3. On a fully diluted unit basis 4. In January 2021, Schrödinger sold its equity stake in Relay Therapeutics, Inc. for aggregate consideration of $15.7 million * $46 million in 2016/2017 related to acquisition of one Nimbus program by Gilead; $4.6 million from share of upfront acquisition fee of Petra in 2020 26

Key financial data: Full-year 2020 and 2019 Financial Results Data ($M) 2020 2019 Y/Y % Software revenue $92.5 $66.7 39 % Drug discovery revenue 15.6 18.8 (17) % Total revenues $108.1 $85.5 26 % Gross profit $63.5 $49.1 29 % Software gross margin 81% 80 % na Research and development expense 64.7 39.4 64 % Sales and marketing expense 17.8 21.4 (17) % General and administrative expense 41.9 27.0 55 % Total operating expenses $124.4 $87.8 42 % Operating loss (60.9) (38.7) 57 % Total other income* 34.6 12.7 172 % Net loss** (24.5) (24.6) (1) % Balance Sheet Data ($M) Cash, cash eq., restricted cash and marketable securities 643.2 86.3 645 % Deferred revenue, current and long-term 86.6 27.3 217% *Includes gains on equity method investments, changes in fair value and interest income 27 **After adjusting for non-controlling interests

2021 financial outlook (as of March 23, 2021) Revenue Expectation Range Percent Increase Year-Over-Year Total revenue $124-142M 15-31% Software revenue $102-110M 10-19% Drug discovery revenue $22-32M 41-106% Software revenue • Growth expected to be higher in the second half of the year with the majority of second half growth in Q4 • Q1 growth rate vs. Q1 2020 expected to be high single digits Discovery revenue • $54 million in deferred revenue from BMS agreement expected to be recognized over the next four years • Q1 growth rate vs. Q1 2020 expected to be 30-40%; highly variable quarter to quarter Expenses • Continue to aggressively fund R&D to advance our technology and progress our drug discovery pipeline • Expect operating expense growth to be higher than the 42% annual growth rate reported in 2020 • Expect software gross margin to be lower than the 81% reported in 2020 28

Schrödinger • We have developed a leading computational platform that is transforming discovery of therapeutics and materials • We have a strong track record of software revenue growth • We are advancing a pipeline of drug discovery programs internally and through collaborations to bring new medicines to patients • We have established a strong financial position to enable continued investment in our computational platform and therapeutic pipeline 29

Transforming Discovery of Therapeutics and Materials